K2 ALTERNATIVE STRATEGIES FUND

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SUMMARY PROSPECTUS	October 1, 2025

Class A	Class C	Class R	Class R6	Advisor Class
FAAAX	FASCX	FSKKX	FASRX	FABZX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus.us.franklintempleton@fisglobal.com. The Fund’s prospectus and statement of additional information, both dated October 1, 2025, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

K2 ALTERNATIVE STRATEGIES FUND
SUMMARY PROSPECTUS

On or about January 1, 2026, the investment management services provided by K2/D&S Management Co., L.L.C. (K2 Advisors), an indirect, wholly owned subsidiary of Franklin Resources, Inc. (Resources), and the personnel of K2 Advisors who provide such services to the Fund, will be transferred to Franklin Advisers, Inc. (Advisers), a direct, wholly owned subsidiary of Resources. In particular, Advisers will assume the duties and obligations of K2 Advisors under the Fund’s investment management agreement between K2 Advisors and the Trust, on behalf of the Fund, and the sub-advisory agreements between K2 Advisors and the unaffiliated sub-advisors with respect to the Fund. Employees of K2 Advisors who currently provide investment management and investment-related services to the Fund will become employees of Advisers and will continue to provide the same investment management and investment-related services to the Fund under the same investment management fee schedule. Upon the transfer of the investment management agreement to Advisers, the current sub-advisory agreement between K2 Advisors and Advisers for the Fund will be terminated. This transfer will not involve a change in actual control or management of the Fund’s investment manager and the same individuals will continue to provide portfolio management services to the Fund. Because there is no actual change in control or management of the investment manager, this transfer does not constitute an “assignment” of the investment management agreement or the sub-advisory agreements for purposes of the Investment Company Act of 1940 and, therefore, a shareholder vote is not required.

In connection with the transfer of investment management services to Advisers described above, the Board of Trustees of the Trust approved a change to the Fund’s name, effective January 30, 2026, from K2 Alternative Strategies Fund to “Franklin Alternative Strategies Fund”.

Investment Goal

Capital appreciation with lower volatility relative to the broad equity markets.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees (including on Class R6 and Advisor Class shares), such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $25,000 in Franklin Templeton funds and certain other funds distributed through Franklin Distributors, LLC, the Fund’s distributor. More information about these and other discounts is available from your financial professional and under “Your Account” on page 58 in the Fund’s

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Prospectus and under “Buying and Selling Shares” on page 94 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – “Intermediary Sales Charge Discounts and Waivers” to the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $1 Million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	1.70%	1.70%	1.70%	1.70%	1.70%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses
Other expenses of the Fund	0.29%	0.29%	0.29%	0.22%	0.29%
Dividend expense and security borrowing fees for securities sold short	0.45%	0.45%	0.45%	0.45%	0.45%
Total other expenses	0.74%	0.74%	0.74%	0.67%	0.74%
Acquired fund fees and expenses	0.03%	0.03%	0.03%	0.03%	0.03%
Total annual Fund operating expenses[2]	2.72%	3.47%	2.97%	2.40%	2.47%
Fee waiver and/or expense reimbursement[3]	-0.29%	-0.29%	-0.29%	-0.22%	-0.29%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[4]	2.43%	3.18%	2.68%	2.18%	2.18%

1. "Management fees” include the management fee paid by a Cayman Islands-based company that is wholly-owned by the Fund (Subsidiary). The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. The waiver may not be terminated and will remain in effect for as long as the investment manager’s contract with the Subsidiary is in place.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

3. The investment manager has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees; acquired fund fees and expenses; expenses related to securities sold short; and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 1.70% for each share class. In addition, transfer agency fees on Class R6 shares of the Fund have been

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capped so that transfer agency fees for that class do not exceed 0.03%. These contractual arrangements are expected to continue until September 30, 2026. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

4. Total annual Fund operating expenses after fee waiver and/or expense reimbursement have been restated to reflect current expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$783	$1,323	$1,887	$3,413
Class C	$421	$1,038	$1,778	$3,561
Class R	$271	$891	$1,537	$3,269
Class R6	$221	$727	$1,260	$2,719
Advisor Class	$221	$742	$1,289	$2,783
If you do not sell your shares:
Class C	$321	$1,038	$1,778	$3,561

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 266.59% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment goal by predominantly allocating its assets across multiple non-traditional or “alternative” strategies, including, but not limited to, some or all of the following strategies: Long Short Equity, Relative Value, Event Driven and Global Macro, each of which is described below. The Fund’s portfolio is structured as a multi-manager fund (meaning the Fund’s assets are

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managed by the Fund’s investment manager and multiple sub-advisors) and the Fund’s Investment Manager (as defined below) has overall responsibility for the Fund’s investments. The Investment Manager may allocate a substantial portion or, at times, up to all, of the Fund’s assets among multiple sub-advisors (that may be unaffiliated or affiliated with the Investment Manager, or both) to implement one or more non-traditional or alternative investment strategies (“Sub-Advisors”), or directly implement such strategies for a portion or significant portion of the Fund’s assets. The Investment Manager may also directly manage a small portion or a portion of the Fund’s assets using derivatives and other instruments to adjust the Fund's net exposure to markets, asset classes and sectors in a manner consistent with its strategic overlay (Strategic Overlay), as described further below.

The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities (which may include common stocks, preferred stocks and convertible securities, investment vehicles and ETFs) and debt securities (which may include bonds, notes, debentures, banker’s acceptances and commercial paper).

The Fund may invest in securities of U.S. and foreign companies of any capitalization size. Up to 15%of the Fund’s net assets may be invested in illiquid investments. In addition, the debt securities in which the Fund may invest may have variable or fixed interest rates, may be of any maturity or credit rating, and may include sovereign debt, high yield (“junk”) bonds and distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default. The Fund may engage in active and frequent trading as part of its investment strategies.

The Fund may also use derivatives for both hedging and non-hedging (investment) purposes, although neither the Investment Manager nor any Sub-Advisor is required to hedge any of the Fund’s positions or to use derivatives. The Fund’s derivative investments may include, among other instruments: (i) futures contracts, including futures based on equity or fixed income securities and indices, interest rate/bond futures, currency futures, currency index futures, and options thereon; (ii) swaps, including equity, currency, interest rate, total return and credit default swaps and options thereon; (iii) options, including call options and put options on indices, individual securities, currencies and exchange-traded funds; and (iv) currency forward contracts. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions may also represent, from time to time, a material component of the Fund’s investment returns. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may

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significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Investment Manager’s Strategic Overlay seeks to manage the portfolio’s net exposure to the markets by neutralizing, maintaining or augmenting certain market sensitivities, based on the Investment Manager’s assessment of current and anticipated market environments. The Strategic Overlay primarily involves adjustments made to augment the net equity exposure or “beta” of the Fund, but may also include adjusting the exposure to certain markets, asset classes and/or sectors through taking long and short positions in derivatives (such as futures, swaps, currency forwards and options), short-term U.S. government securities and other instruments. The amount of Fund assets allocated to the Strategic Overlay is expected to vary depending on the Investment Manager’s assessment of current and anticipated market conditions and other risk factors.

Investment Management

The Investment Manager is responsible for allocating and re-allocating the Fund’s assets among the Sub-Advisors and/or any investment funds in which the Fund may invest, retaining a portion of the Fund’s assets to manage itself and for cash management. The Investment Manager’s quantitative and qualitative oversight of the Fund’s investment program aims to allocate assets among various strategies and select Sub-Advisors (or the Investment Manager) and/or investment funds that it believes are well-positioned to capture unique investment opportunities while preserving capital.

The Investment Manager typically first allocates the Fund’s assets among various alternative investment strategies and to the Strategic Overlay strategy utilizing a top-down approach, generating the Fund's strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various Sub-Advisors and other investment options, among other things. The Investment Manager typically then allocates the Fund’s assets to specific Sub-Advisors and/or retains a portion of the Fund’s assets to manage itself utilizing a bottom-up approach, selecting Sub-Advisors, the portion of the Fund’s assets it retains to manage directly, and weightings within the Fund's portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations. From time to time, the Fund may have little or no assets allocated to any one particular strategy, Sub-Advisor or retained by the

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Investment Manager in light of economic or other conditions, as determined by the Investment Manager in its sole discretion.

The Investment Manager intends to allocate the Fund’s assets to Sub-Advisors or retain a portion of the Fund’s assets to manage itself, to implement some or all of the following strategies:

• Long Short Equity Strategies – Long Short Equity Strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indices (through the use of derivatives or through a short position in an exchange-traded fund (ETF)). These strategies are generally focused on risk-adjusted returns and capitalize on the Sub-Advisor’s views and outlooks for specific equity markets, regions, sectors and securities. Examples of Long Short Equity Strategies include (i) growth focused strategies, (ii) value focused strategies, (iii) market-neutral strategies (e.g., maintaining net exposures between 20% short and 20% long), (iv) sector-focused strategies (e.g., technology, healthcare, financials) and (v) regionally or country focused strategies (e.g., U.S., Europe, Asia).

• Relative Value Strategies – Relative Value Strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. These strategies generally involve taking a position in one financial instrument and taking an offsetting position in a related instrument in an attempt to profit from incremental changes in the price differential. Examples of Relative Value Strategies are: (a) risk premia strategies; (b) credit long short strategies; (c) credit arbitrage; (d) convertible arbitrage; and (e) volatility arbitrage.

• Event Driven Strategies – Event Driven Strategies generally invest in securities of companies undergoing corporate events. These strategies are generally focused on analyzing the impact of the company-specific or transaction-specific event on security valuations. Examples of such company-specific or transaction-specific events include mergers, acquisitions, transfers of assets, tender offers, exchange offers, recapitalizations, liquidations, divestitures, spin-offs, equity restructurings and reorganizations.

• Global Macro Strategies – Global Macro Strategies generally focus on macro-economic (economy-wide developments such as changes in unemployment, national income, rate of growth, gross domestic product, inflation and price levels) opportunities across numerous markets and investments. Investments may be long or short and are based on the relative value or direction of a market, a currency, an interest rate, a commodity or any macroeconomic variable. Examples of Global Macro Strategies include discretionary (seeking to profit by tactically investing across different asset classes, markets, and

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investment opportunities through a combination of fundamental market analysis and quantitative modeling) and systematic (seeking to profit by utilizing quantitative models to identify investment opportunities across different asset classes and markets in order to construct a portfolio of investments) macro strategies.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market: The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise. In addition, the value of the Fund’s investments may go up or down due to general market or other conditions that are not specifically related to a particular issuer, such as: real or perceived adverse economic changes, including widespread liquidity issues and defaults in one or more industries; changes in interest, inflation or exchange rates; unexpected natural and man-made world events, such as diseases or disasters; financial, political or social disruptions, including terrorism and war; and U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries. Any of these conditions can adversely affect the economic prospects of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Multi-Manager Approach: The Fund’s performance depends on the skill of the Investment Manager in selecting, overseeing, and allocating Fund assets to the Sub-Advisors. The Sub-Advisors’ investment styles may not always be complementary. Sub-Advisors make investment decisions independently of one another, and may make decisions that conflict with each other. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisors may

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underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Some Sub-Advisors may have little or no experience managing the assets of a registered investment company which, unlike the private investment funds these Sub-Advisors have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Management and Asset Allocation:  The Fund is actively managed and could experience losses if the Investment Manager's and Sub-Advisors' judgment and decisions about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The Investment Manager's allocation of Fund assets among different asset classes, Sub-Advisors and direct investments may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the Investment Manager's and Sub-Advisors' investment decisions will produce the desired results.

The Investment Manager and Sub-Advisors may use modeling systems to implement their investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. They may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

High-Yield Debt Instruments: Issuers of lower-rated or “high-yield” debt instruments (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt instruments. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt instruments generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt instruments generally fluctuate more than those of higher credit quality. High-yield debt instruments are generally more illiquid (harder to sell) and harder to value.

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Credit: An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Derivative Instruments: The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the Investment Manager’s and Sub-Advisors' ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the Investment Manager or Sub-Advisor is not successful in using such derivative instruments, the Fund’s performance may be worse than if the Investment Manager or Sub-Advisor did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Foreign Securities (non-U.S.): Investing in foreign securities typically involves different risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested, which can include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading

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systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency.

Currency Management Strategies: Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager or a Sub-Advisor expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Interest Rate: When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Short Sales: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender or counterparty to a repurchase agreement required the Fund to deliver the securities the Fund had borrowed/agreed to sell at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. Also, engaging in short sales strategies subjects the Fund to additional credit risk if a party to the short sale fails to honor its contractual terms, causing a loss to the Fund.

Event Driven Investments: A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund makes an event driven investment may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund.

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Convertible Securities: Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Liquidity: The trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Investing in Underlying Funds: Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goals. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds.

Portfolio Turnover: Active and frequent trading may increase a shareholder’s tax liability and the Fund’s transaction costs, which could detract from Fund performance.

Cybersecurity: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may

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result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

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Class A Annual Total Returns

Best Quarter:	2020, Q4	5.56%
Worst Quarter:	2020, Q1	-6.96%

As of June 30, 2025, the Fund’s year-to-date return was 2.75%.

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2024

	1 Year	5 Years	10 Years
K2 Alternative Strategies Fund - Class A
Return before taxes	5.23%	1.73%	2.13%
Return after taxes on distributions	0.81%	0.36%	1.23%
Return after taxes on distributions and sale of Fund shares	3.13%	0.86%	1.34%
K2 Alternative Strategies Fund - Class C	9.53%	2.12%	1.94%
K2 Alternative Strategies Fund - Class R	10.98%	2.63%	2.40%
K2 Alternative Strategies Fund - Class R6	11.68%	3.21%	3.04%
K2 Alternative Strategies Fund - Advisor Class	11.61%	3.15%	2.96%
MSCI All Country World Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	17.49%	10.06%	9.23%
HFRX Global Hedge Fund Index (index reflects no deduction for fees, expenses or taxes)	5.27%	2.81%	1.99%
ICE BofA US 3-Month Treasury Bill Index (index reflects no deduction for fees, expenses or taxes)	5.25%	2.46%	1.77%

No one index is representative of the Fund's portfolio.

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The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Investment Manager

K2/D&S Management Co., L.L.C. (doing business as K2 Advisors). Effective on or about January 1, 2026, the investment management services provided by K2 Advisors will be transferred to Franklin Advisers, Inc. (Advisers).

Portfolio Managers

Robert Christian
Senior Vice President and Head of Absolute Return Portfolio Management, K2 Advisors and portfolio manager of the Fund since 2014. Effective on or about January 1, 2026, Mr. Christian will become a portfolio manager of Advisers.

Lillian C. Knight, CFA
Head of Investment Management of K2 Advisors and portfolio manager of the Fund since 2024. Effective on or about January 1, 2026, Ms. Knight will become a portfolio manager of Advisers.

Art Vinokur, CFA
Senior Vice President and Head of Manager Research of K2 Advisors and portfolio manager of the Fund since 2024. Effective on or about January 1, 2026, Mr. Vinokur will become a portfolio manager of Advisers.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most

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K2 ALTERNATIVE STRATEGIES FUND
SUMMARY PROSPECTUS

accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Franklin Distributors, LLC One Franklin Parkway	San Mateo, CA 94403-1906 franklintempleton.com	K2 Alternative Strategies Fund

068 PSUM 10/25
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